                                                                    EXHIBIT 99.1


       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF

                         BRISTOL RETAIL SOLUTIONS, INC.

                 SPECIAL MEETING OF STOCKHOLDERS - JUNE 19, 2001

         The undersigned, revoking all previous proxies, hereby appoint(s) Lawrence Cohen as Proxy, with full power of substitution, to represent and to vote all Common Stock of Bristol Retail Solutions, Inc. owned by the undersigned at the Special Meeting of Stockholders to be held at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 at 10:00 A.M. on June 19, 2001, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Special Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING.

MERGER

         To approve and adopt the Agreement and Plan of Merger, among Bristol Retail Solutions, Inc., Registry Magic Incorporated and a wholly owned subsidiary of Registry Magic Incorporated, under which Bristol Retail Solutions, Inc. will become a wholly owned subsidiary of Registry Magic Incorporated, subject to the terms and conditions of the Agreement and Plan of Merger;

                  [  ]  FOR         [  ]  AGAINST    [  ]  ABSTAIN


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Special Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.

                                    ------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature If Held Jointly

                                    --------------------------------------------
                                    (Please Print Name)

                                    --------------------------------------------
                                    Number of Shares Subject to Proxy

Dated:  _________________, 2001

                                    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                    ENCLOSED ENVELOPE.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF

                           REGISTRY MAGIC INCORPORATED

                 SPECIAL MEETING OF STOCKHOLDERS - JUNE 19, 2001

         The undersigned, revoking all previous proxies, hereby appoint(s) Lawrence Cohen as Proxy, with full power of substitution, to represent and to vote all Common Stock of Registry Magic Incorporated owned by the undersigned at the Special Meeting of Stockholders to be held at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 at 11:00 A.M. on June 19, 2001, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Special Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING.

PROPOSAL 1.  NAME CHANGE

         To authorize the Board of Directors to file an Amendment to Registry's Articles of Incorporation to change the name of the company to Voiceflash Networks, Inc.;

                  [  ]  FOR         [  ]  AGAINST    [  ]  ABSTAIN

PROPOSAL 2.  INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         To authorize the Board of Directors to file an Amendment to Registry's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 50,000,000;

                  [  ]  FOR         [  ]  AGAINST    [  ]  ABSTAIN

PROPOSAL 3.  AMEND REGISTRY'S 1999 STOCK OPTION PLAN

         To authorize Registry's Board of Directors to amend Registry's 1999 Stock Option Plan to increase the total number of shares of common stock available under the plan from 500,000 shares of common stock to 5,000,000 shares of common stock;

                  [  ]  FOR         [  ]  AGAINST    [  ]  ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Special Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.

                                    -------------------------------------------
                                    Signature

                                    -------------------------------------------
                                    Signature If Held Jointly

                                    -------------------------------------------
                                    (Please Print Name)

                                    -------------------------------------------
                                    Number of Shares Subject to Proxy

Dated:  _________________, 2001

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.